Details of company organization	12 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Details of company organization
32. Details of company organization
(1) Major subsidiaries
Toyota’s major subsidiaries are follows;
Toyota primarily conducts business in the automotive industry. Toyota also conducts business in finance and other industries.
Automobiles are mainly manufactured by TMC, Hino Motors Ltd. and Daihatsu Motor Co., Ltd., but some of them are outsourced in Japan. Toyota Motor Manufacturing Kentucky, Inc. and others manufacture overseas.
Auto parts are manufactured by TMC and others. These products are sold through dealers such as TOYOTA Mobility Tokyo Inc. in Japan, and through dealers such as Toyota Motor Sales, U.S.A., Inc. overseas.
In the financing business, Toyota Finance Corporation and others provide sales finance services in Japan and Toyota Motor Credit Corporation and others overseas.
Other business consists of information technology business and others.
(2) Structured entities

(i)	Consolidated structured entities
Toyota periodically securitizes receivables related to financial services and vehicles on leases for liquidity and funding purposes and transfers them to special purpose entities. Toyota is deemed to have the power to direct the activities of these entities that most significantly impact the entities’ economic performances. Therefore, Toyota has consolidated them.
The creditors of these entities do not have recourse to Toyota’s general credit with the exception of debts guaranteed by Toyota. Risks to which Toyota is exposed including credit, interest rate, and/or prepayment risks are not incremental compared with the situation before Toyota enters into securitization transactions.
Toyota has equity in investment trusts and other special purpose entities. With respect to some of the investment trusts, Toyota has both the obligation to absorb losses of or the right to receive benefits from the investment trusts that could potentially be significant to the investment trusts and the power to direct the activities of the investment trusts that most significantly impact the investment trusts’ economic performance through the asset manager. Therefore, Toyota has consolidated them.
Related to securitization transactions,
¥1,872,564 million, ¥1,906,256 million and ¥3,132,734
million receivables related to financial services,
¥1,893,073 million, ¥1,979,563 million and ¥3,211,211 million secured debt were included in

Toyota’s consolidated financial statements as of April 1, 2019, March 31, 2020 and 2021, respectively.

(ii)	Unconsolidated structured entities
Other investment trusts and other special purpose entities are instructed based on contractual arrangements, and are designed so that voting or similar rights are not the dominant factor in deciding who controls the entities. The trusts and the special purpose entities are defined as structured entities but are determined that Toyota lacks the power to direct the activities of these investments that most significantly impact the trust’s economic performance and, therefore does not consolidate the investment trusts and the special purpose entities. Investments in the investment trusts and the special purpose entities are held at fair value and are included in “Other financial assets” in the consolidated statement of financial position. The maximum exposure to loss is limited to the carrying value of its investment. The carrying value of the trusts totaled ¥22,001 million, ¥16,622 million and ¥37,397 million as of April 1, 2019, March 31, 2020 and 2021, respectively. The carrying value of the special purpose entities totaled ¥351,945 million, ¥748,131 million and ¥1,240,530 million as of April 1, 2019, March 31, 2020 and 2021, respectively. Toyota does not provide support that is not contractually required to the investments.